Carlyle Reports Fourth Quarter and Full Year 2020 Financial Results FEBRUARY 4, 2021 EXHIBIT 99.2

The Carlyle Group Reports Fourth Quarter and Full Year 2020 Financial Results WASHINGTON, DC – FEBRUARY 4, 2021 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the fourth quarter and full year ended December 31, 2020. Dividend The Board of Directors has declared a quarterly dividend of $0.25 per common share to holders of record at the close of business on February 16, 2021, payable on February 23, 2021. Conference Call Carlyle will host a conference call at 8:30 a.m. EST on Thursday, February 4, 2021, to discuss its fourth quarter and full year 2020 financial results. You can listen to the call by dialing +1 (800) 850-2903 (U.S.) or +1 (253) 237-1169 (international) and referencing “The Carlyle Group Financial Results Call.” The call will be webcast live on Carlyle's investor relations website and a replay will be available on our website shortly after the call. About The Carlyle Group The Carlyle Group (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Investment Solutions. With $246 billion of assets under management as of December 31, 2020, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. The Carlyle Group employs 1,825 people in 29 offices across five continents. Further information is available at www.carlyle.com. Follow The Carlyle Group on Twitter @OneCarlyle. 2 “2020 was a year of growth and positive change for Carlyle thanks to the dedication, hard work and expertise of our people. We delivered strong results for our shareholders, as our business model proved resilient and adaptable, despite a challenging and complex environment. Our investment portfolios continue to be in great shape and even as challenges continue into 2021 we are well positioned to build on our momentum as we look to accelerate growth in the coming years.” KEWSONG LEE CHIEF EXECUTIVE OFFICER

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, our expectations regarding the impact of COVID-19, our dividend policy, our expected future dividend policy, the anticipated benefits from converting to a corporation and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could Forward Looking Statement cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 12, 2020 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on April 30, 2020, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This release does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Leigh Farris Brittany Berliner Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4839 daniel.harris@carlyle.com leigh.farris@carlyle.com brittany.berliner@carlyle.com 3

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s 4 Fourth Quarter and Full Year 2020 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Fourth Quarter & Full Year 2020 U.S. GAAP Results1 • Our U.S. GAAP results for YTD 2020 include a loss in principal investment income (loss) of $(621) million related to the closing of the transaction in which a Carlyle-affiliated investment fund purchased additional interests in Fortitude from AIG. The loss was driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our investment which is based on the net asset value of our limited partnership interest in the fund rather than a direct interest in Fortitude. • We recorded approximately $86 million as a provision for income taxes as a result of a reduction in our net deferred tax asset related to our conversion from a partnership to a corporation on January 1, 2020. Excluding this impact from Conversion, our effective income tax rate for the year ended December 31, 2020 would have been approximately 19%. 5 (Dollars in millions, except per share amounts) 4Q'19 4Q'20 FY'18 FY'19 FY'20 REVENUES Fund management fees $ 372.4 $ 394.5 $ 1,272.0 $ 1,476.2 $ 1,486.0 Incentive fees 9.1 10.0 30.2 35.9 37.0 Investment income, including performance allocations 3.3 1,022.8 809.2 1,568.4 1,095.2 Revenue from consolidated entities 49.7 62.3 214.5 199.2 226.8 All other revenues 25.8 25.1 101.3 97.3 89.6 Total Revenues 460.3 1,514.7 2,427.2 3,377.0 2,934.6 EXPENSES Cash-based compensation and benefits 201.5 210.6 746.7 833.4 849.6 Equity-based compensation 32.2 26.7 239.9 140.0 105.0 Performance allocations and incentive fee related compensation 45.1 435.4 376.3 436.7 779.1 General, administrative and other expenses 149.5 108.4 460.7 494.4 349.3 Expenses from consolidated entities 32.1 41.4 164.6 131.8 163.5 Interest and other non-operating expenses (income) 23.2 12.7 83.3 83.4 86.8 Total Expenses 483.6 835.2 2,071.5 2,119.7 2,333.3 Net investment gains (losses) of consolidated funds (17.0) 17.6 4.5 (23.9) (21.3) Income (loss) before provision for income taxes 2 (40.3) 697.1 360.2 1,233.4 580.0 Provision (benefit) for income taxes 0.1 142.5 31.3 49.0 197.2 Net income (loss) (40.4) 554.6 328.9 1,184.4 382.8 Net income (loss) attributable to non-controlling interests in consolidated entities (9.2) 35.8 33.9 36.6 34.6 Net income (loss) attributable to Carlyle Holdings (31.2) 518.8 295.0 1,147.8 348.2 Net income (loss) attributable to non-controlling interests in Carlyle Holdings (22.9) — 178.5 766.9 — Net income (loss) attributable to The Carlyle Group Inc. (8.3) 518.8 116.5 380.9 348.2 Net income attributable to Series A Preferred Shareholders — — 23.6 19.1 — Series A Preferred Shares redemption premium — — — 16.5 — Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ (8.3) $ 518.8 $ 92.9 $ 345.3 $ 348.2 Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ (0.07) $ 1.47 $ 0.89 $ 3.05 $ 0.99 Diluted $ (0.08) $ 1.44 $ 0.82 $ 2.82 $ 0.97 Supplemental information: Income (loss) before provision for taxes margin 3 (8.8) % 46.0% 14.8% 36.5% 19.8 % Net performance revenues 4 $ 44.9 $ 468.9 $ 246.6 $ 362.4 $ 856.8 Net income attributable to The Carlyle Group Inc. common stockholders in Q4 2020 was $518.8 million, and $348.2 million in 2020 SEE NOTES AT END OF DOCUMENT.

Carlyle Fourth Quarter and Full Year 2020 Highlights

Financial Measures	• Distributable Earnings ("DE") of $237 million for Q4 2020 on a pre-tax basis, or $0.64 per common share on a post-tax basis. FY 2020 DE of $762 million, or $2.05 per common share • Fee Related Earnings ("FRE") of $145 million for Q4 2020 and $520 million for FY 2020 • Realized Net Performance Revenues of $87 million for Q4 2020 and $246 million for FY 2020 • Net Accrued Performance Revenues of $2.3 billion, up 36% year-over-year • Declared a quarterly dividend of $0.25 per common share, payable to stockholders of record as of February 16, 2021
Assets Under Management	• Total Assets Under Management: $246 billion, up 10% year-over-year • Fee-earning Assets Under Management: $170 billion, up 6% year-over-year • Available Capital for investment: $76 billion
Key Metrics	• Fundraising: $9.7 billion in Q4 2020 and $27.5 billion in FY 2020 • Invested Capital (carry funds): $8.7 billion in Q4 2020 and $18.3 billion in FY 2020 • Realized Proceeds (carry funds): $6.9 billion in Q4 2020 and $21.0 billion in FY 2020 • Carry Fund Appreciation: 8% in Q4 2020 and 10% in FY 2020
Corporate	• Carlyle will host an investor day on February 23, 2021 at 8:30 AM EST

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R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Fourth Quarter & Full Year 2020 Total Segment Operating Results (1) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 28. (2) Our dividend policy as a Corporation is to pay dividends in the amount of $0.25 per share of common stock ($1.00 annually), beginning with the 4Q'19 dividend paid to stockholders in February 2020. See Notes at the end of the document for our Dividend Policy. (3) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 29. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a previous acquisition. (Dollars in millions, except per share amounts) 4Q'19 4Q'20 FY'19 FY'20 SEGMENT REVENUES Fund management fees $ 390.2 $ 402.2 $ 1,570.9 $ 1,559.2 Transaction and portfolio advisory fees, net and other 17.5 26.7 53.5 56.9 Total segment fee revenues 407.7 428.9 1,624.4 1,616.1 Realized performance revenues 164.9 175.5 374.3 586.1 Realized principal investment income (loss) 1.7 22.2 87.0 73.0 Interest income 6.4 3.1 24.4 14.3 Total Segment Revenues $ 580.7 $ 629.7 $ 2,110.1 $ 2,289.5 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 188.6 $ 202.3 $ 792.1 $ 821.5 Realized performance revenues related compensation 86.3 88.2 210.2 339.8 Total compensation and benefits 3 274.9 290.5 1,002.3 1,161.3 General, administrative and other expenses 94.6 73.0 331.3 241.4 Depreciation and amortization expense 16.5 8.7 48.2 33.5 Interest expense 23.0 20.6 81.7 91.2 Total Segment Expenses $ 409.0 $ 392.8 $ 1,463.5 $ 1,527.4 Total Segment Revenues $ 580.7 $ 629.7 $ 2,110.1 $ 2,289.5 Total Segment Expenses 409.0 392.8 1,463.5 1,527.4 (=) Distributable Earnings $ 171.7 $ 236.9 $ 646.6 $ 762.1 (-) Realized Net Performance Revenues 78.6 87.3 164.1 246.3 (-) Realized Principal Investment Income (Loss) 1.7 22.2 87.0 73.0 (+) Net Interest 16.6 17.5 57.3 76.9 (=) Fee Related Earnings $ 108.0 $ 144.9 $ 452.8 $ 519.7 After-tax Distributable Earnings, per common share 1 $ 0.47 $ 0.64 $ 1.70 $ 2.05 Dividend per common share 2 $ 0.25 $ 0.25 $ 1.18 $ 1.00 Equity-based compensation $ 34.9 $ 29.2 $ 151.5 $ 116.6 7

Distributable Earnings

- Distributable Earnings were $237 million in Q4 2020 and $762 million for FY 2020
  - Fee Related Earnings accounted for 61% of Distributable Earnings in the quarter and 68% for FY 2020
- Net Realized Performance Revenues were $87 million in Q4 2020 and $246 million for FY 2020
- Realized Principal Investment Income was $22 million in Q4 2020 and $73 million for FY 2020



Quarterly Distributable Earnings ($mm)
$172
$175
$198
$152
$237
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20



Annual Distributable Earnings ($mm)
$674
$647
$762
$350
$453
$520
2018
2019
2020
Fee Related Earnings
Realized Net Performance Revenues
Realized Principal Investment Income
Net Interest

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R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Fee Related Earnings • Fee Related Earnings were $145 million in Q4 2020, compared to $108 million in Q4 2019, driven by higher fee revenues and lower general & administrative expenses. FY 2020 Fee Related Earnings of $520 million increased 15% from $453 million in FY 2019, driven by lower general & administrative expenses which include the positive impact of a $30 million litigation recovery in Q1 2020 • Management Fees of $402 million in Q4 2020 increased 3% compared to Q4 2019, and included catch-up management fees of $5 million in Q4 2020, compared to $4 million in Q4 2019. For FY 2020, management fees of $1,559 million decreased 1% from $1,571 million in FY 2019. Transaction fees were $21 million in Q4 2020 and $37 million for FY 2020, compared to $11 million in Q4 2019 and $31 million for FY 2019 • Cash-based compensation & benefits were $202 million in Q4 2020, up 7% from $189 million in Q4 2019. For FY 2020, cash-based compensation & benefits of $822 million increased 4% from FY 2019 • General & administrative expenses were $73 million in Q4 2020, down 23% from Q4 2019, and $241 million for FY 2020, down 27% from FY 2019. In both cases, lower expenses reflect lower travel and conference related costs, which are likely to remain at reduced levels over the next few quarters. Quarterly Fee Related Earnings ($mm) Annual Fee Related Earnings ($mm) FRE Margin1 26% 33% 31% 30% 34% 25% 28% 32% 9SEE NOTES AT END OF DOCUMENT.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Net Accrued Performance Revenues ($mm) Performance Revenues • Net Accrued Performance Revenues1 were $2.3 billion as of Q4 2020, up 19% from the prior quarter and 36% from one year ago • Realized Net Performance Revenues were $87 million in Q4 2020 and $246 million for FY 2020 – Q4 2020 Net Realized Performance Revenues were primarily driven by exit activity in our U.S. Buyout Funds 2 10SEE NOTES AT END OF DOCUMENT. TOTALS MAY NOT SUM DUE TO ROUNDING. ($mm) Net Accrued Performance Revenues Realized Net Performance Revenues 4Q’19 4Q’20 FY’20 Global Private Equity3 $ 1,544 $ 2,115 $ 222 Corporate Private Equity 1,139 1,814 155 Real Estate 310 298 66 Natural Resources 97 6 — Global Credit 75 72 14 Investment Solutions 101 145 11 Total $ 1,720 $ 2,331 $ 246

Total Assets Under Management

- Total Assets Under Management[1] of $246 billion at December 31, 2020 increased 7% from the prior quarter and 10% from one year ago. The quarterly increase was attributable to significant fundraising in Investment Solutions and Global Credit, as well as market appreciation, partially offset by realization activity
- Available Capital[2] of $76 billion increased from $69 billion one year ago as capital raised in our Global Credit and Investment Solutions funds outpaced capital deployment



Segment ($bn)
YoY Change
$224
$45
$49
$130
4Q'19
$246
$58
$56
$132
4Q'20
10%
29%
13%
2%
GPE
GC
IS



Product Type ($bn)[3]
Credit & Other (Non-Carry Fund)
$44
$58
$246bn
$144
Investment Solutions Carry Funds
Traditional Carry Funds



Fair Value & Available Capital ($bn)
$132
$43
$89
$56
$10
$46
$58
$24
$34
$246
$76
$169
GPE
GC
IS
Total
Fair Value
Available Capital

SEE NOTES AT END OF DOCUMENT. TOTALS MAY NOT SUM DUE TO ROUNDING.
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Fair Value of Investments

- Fair Value of Investments[4] was $169 billion at December 31, 2020, up 9% from one year ago
- Fair value in traditional carry funds of $95 billion was also up 9% from one year ago, with an in-carry ratio of 45%
- The fair value of our public portfolio increased to 15% of the traditional carry fund value, up from 14% last quarter and up from 6% at the beginning of the year



Fair Value of Investments
By Product Type ($bn)3
$155
$169
$37
$32
$87
$40
$34
$95
4Q'19
4Q'20
Credit & Other (Non-Carry Fund)
Investment Solutions Carry Funds
Traditional Carry Funds (GPE/GC)



Traditional Carry Funds
Corporate Private Equity
67%
$95bn
Natural Resources
13%
12%
Real Estate
7%
1%
Global Credit
Legacy Energy

In-Carry Ratio[5]

45%

Publicly Traded

15%

Aged 4+ Years[6]

32%

SEE NOTES AT END OF DOCUMENT. TOTALS MAY NOT SUM DUE TO ROUNDING.

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R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Product Type ($bn) Fee-earning Assets Under Management • Fee-earning Assets Under Management7 of $170 billion increased 6% compared to one year ago, driven by a 28% increase in Investment Solutions and an 11% increase in Global Credit • Pending Fee-earning AUM8 was $13.4 billion as of December 31, 2020, up from $9.9 billion in Q3 2020 due largely to new Investment Solutions commitments that will earn fees once activated Segment ($bn) $170bn YoY Change 6% 28% 11% (3)% Traditional Carry Funds Investment Solutions Carry Funds Credit & Other (Non-Carry Fund) 3 13SEE NOTES AT END OF DOCUMENT. TOTALS MAY NOT SUM DUE TO ROUNDING.

Key Metrics Activity

- Fundraising was $9.7 billion in Q4 2020, and $27.5 billion for FY 2020
- Invested Capital in carry funds was $8.7 billion in Q4 2020, and $18.3 billion for FY 2020
- Realized Proceeds from carry funds was $6.9 billion in Q4 2020, and $21.0 billion for FY 2020

	FUNDRAISING		INVESTED CAPITAL *Carry Funds*		REALIZED PROCEEDS *Carry Funds*	
($bn)	4Q'20	FY'20	4Q'20	FY'20	4Q'20	FY'20
Total	**$9.7**	**$27.5**	**$8.7**	**$18.3**	**$6.9**	**$21.0**
Global Private Equity [1]	$1.2	$3.5	$6.2	$11.1	$3.7	$12.1
Corporate Private Equity	$0.1	$0.6	$4.8	$7.5	$2.6	$8.4
Real Estate	$0.7	$1.6	$0.7	$1.9	$0.7	$2.3
Natural Resources	$0.3	$1.3	$0.7	$1.7	$0.1	$0.3
Global Credit	$3.2	$10.1	$0.7	$2.6	$0.7	$1.8
Investment Solutions	$5.3	$13.9	$1.8	$4.6	$2.6	$7.1

SEE NOTES AT END OF DOCUMENT.

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R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s 15 Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity • Fee Related Earnings of $107 million in Q4 2020 were up from $94 million in Q4 2019, largely driven by lower general & administrative expense, partially offset by lower management fees. FY 2020 Fee Related Earnings of $383 million were down slightly from $388 million for FY 2019 • Total AUM of $132 billion increased 2% from one year ago, with fundraising, market appreciation and a positive foreign exchange impact offsetting realization activity during the year • Invested Capital of $6.2 billion in Q4 2020 and $11.1 billion for FY 2020. Notable Q4 2020 investments included Manna Pro Products, TriNetX, and Pharmapacks (in CP VII), and Piramal Pharma Limited (CAP V) • Realized Proceeds of $3.7 billion in Q4 2020 and $12.1 billion for FY 2020. • Realized Net Performance Revenues of $84 million in Q4 2020 were largely driven by our sixth U.S. Buyout fund (CP VI) $132bn Total AUM (Dollars in millions) 4Q'19 4Q'20 FY'19 FY'20 Fund management fees $ 272.8 $ 262.7 $ 1,106.6 $ 1,042.0 Transaction and portfolio advisory fees, net and other 11.7 12.0 38.9 22.8 Fee Revenues $ 284.5 $ 274.7 $ 1,145.5 $ 1,064.8 Cash-based compensation and benefits 117.3 119.1 510.6 501.9 General, administration and other indirect expenses 62.5 42.7 215.2 157.9 Depreciation and amortization expense 11.1 5.8 32.1 22.0 Operating Expenses $ 190.9 $ 167.6 $ 757.9 $ 681.8 (=) Fee Related Earnings $ 93.6 $ 107.1 $ 387.6 $ 383.0 (+) Realized Performance Revenues 139.4 152.8 301.8 404.5 (-) Realized Performance Revenues Related Compensation 62.1 68.6 145.2 183.0 Realized Net Performance Revenues 77.3 84.2 156.6 221.5 (+) Realized Principal Investment Income (Loss) (2.8) 18.0 73.3 52.0 (-) Net Interest 11.0 11.2 38.1 52.0 (=) Distributable Earnings $ 157.1 $ 198.1 $ 579.4 $ 604.5 CPE Real Estate Natural Resources Other 16 CARRY FUND APPRECIATION 4Q 2020 / FY 2020 11% / 19% CORPORATE PRIVATE EQUITY 3% / 8% REAL ESTATE 3% / (16)% NATURAL RESOURCES TOTALS MAY NOT SUM DUE TO ROUNDING.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit • Fee Related Earnings of $35 million in Q4 2020 increased 150% from $14 million in Q4 2019, driven by higher management and transaction fees, as well as lower general & administrative expenses. Fee Related Earnings of $99 million for FY 2020 increased 108% compared to FY 2019. • Total AUM of $56 billion increased 13% from one year ago, driven by strong fundraising, partially offset by carry fund realizations and other outflows during the year. • Invested Capital from traditional carry funds was $0.7 billion in Q4 2020 and $2.6 billion for FY 2020. Other capital deployment in FY 2020 included new CLO issuance in our Structured Credit business of $1.9 billion, as well as gross originations in our Direct Lending business of $2.0 billion • Fundraising totaled $10.1 billion for FY 2020, driven by CLO activity, the first closing in our second credit opportunities fund, third party capital raised for the Fortitude transaction, as well as several separately managed accounts. (Dollars in millions) 4Q'19 4Q'20 FY'19 FY'20 Fund management fees $ 77.6 $ 86.7 $ 307.2 $ 324.2 Transaction and portfolio advisory fees, net and other 5.8 14.6 14.6 34.0 Fee Revenues $ 83.4 $ 101.3 $ 321.8 $ 358.2 Cash-based compensation and benefits 45.2 50.0 185.2 206.1 General, administration and other indirect expenses 21.0 15.0 78.9 45.7 Depreciation and amortization expense 3.4 1.8 9.9 7.0 Operating Expenses $ 69.6 $ 66.8 $ 274.0 $ 258.8 (=) Fee Related Earnings $ 13.8 $ 34.5 $ 47.8 $ 99.4 (+) Realized Performance Revenues 0.8 — 1.8 26.5 (-) Realized Performance Revenues Related Compensation 0.4 — 0.4 12.2 Realized Net Performance Revenues 0.4 — 1.4 14.3 (+) Realized Principal Investment Income (Loss) 3.8 3.8 12.0 18.7 (-) Net Interest 3.7 4.0 12.8 16.2 (=) Distributable Earnings $ 14.3 $ 34.3 $ 48.4 $ 116.2 Liquid Credit Illiquid Credit Real Assets Credit $56bn Total AUM 17 Other 7% 4Q 2020 (2)% FY 2020 CARRY FUND APPRECIATION SEE NOTES AT END OF DOCUMENT. TOTALS MAY NOT SUM DUE TO ROUNDING.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Investment Solutions • Fee Related Earnings of $3 million in Q4 2020 were up from $1 million in Q4 2019 driven by higher management fees, and partially offset by higher compensation and general & administrative expenses. FY 2020 Fee Related Earnings of $37 million more than doubled compared to $17 million in FY 2019 • Total AUM of $58 billion increased 29% from one year ago with record Q4 2020 fundraising activity driven by capital raising activity in our latest Secondary and Co-Investment strategies • Invested Capital of $1.8 billion in Q4 2020 and $4.6 billion for FY 2020 • Realized Proceeds of $2.6 billion in Q4 2020 and $7.1 billion for FY 2020. • Realized Net Performance Revenues of $11 million for FY 2020 increased from $6 million in FY 2019, as funds in which Carlyle has significant performance revenue ownership continue to mature • Net Accrued Performance Revenues reached $145 million as of Q4 2020, an increase of 37% from the prior quarter and 43% from one year ago (Dollars in millions) 4Q'19 4Q'20 FY'19 FY'20 Fund management fees $ 39.8 $ 52.8 $ 157.1 $ 193.0 Transaction and portfolio advisory fees, net and other — 0.1 — 0.1 Fee Revenues $ 39.8 $ 52.9 $ 157.1 $ 193.1 Cash-based compensation and benefits 26.1 33.2 96.3 113.5 General, administration and other indirect expenses 11.1 15.3 37.2 37.8 Depreciation and amortization expense 2.0 1.1 6.2 4.5 Operating Expenses $ 39.2 $ 49.6 $ 139.7 $ 155.8 (=) Fee Related Earnings $ 0.6 $ 3.3 $ 17.4 $ 37.3 (+) Realized Performance Revenues 24.7 22.7 70.7 155.1 (-) Realized Performance Revenues Related Compensation 23.8 19.6 64.6 144.6 Realized Net Performance Revenues 0.9 3.1 6.1 10.5 (+) Realized Principal Investment Income (Loss) 0.7 0.4 1.7 2.3 (-) Net Interest 1.9 2.3 6.4 8.7 (=) Distributable Earnings $ 0.3 $ 4.5 $ 18.8 $ 41.4 AlpInvest - Secondary MRE AlpInvest - Co-Investments AlpInvest - Primary & Other1 $58bn Total AUM 18SEE NOTES AT END OF DOCUMENT. TOTALS MAY NOT SUM DUE TO ROUNDING 7% 4Q 2020 10% FY 2020 CARRY FUND APPRECIATION

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s 19 Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (Dollars in millions, except per share amounts) 4Q'19 1Q'20 2Q'20 3Q'20 4Q'20 FY'19 FY'20 SEGMENT REVENUES Fund management fees $ 390.2 $ 381.5 $ 386.4 $ 389.1 $ 402.2 $ 1,570.9 $ 1,559.2 Transaction and portfolio advisory fees, net and other 17.5 6.8 18.3 5.1 26.7 53.5 56.9 Total segment fee revenues 407.7 388.3 404.7 394.2 428.9 1,624.4 1,616.1 Realized performance revenues 164.9 171.6 152.2 86.8 175.5 374.3 586.1 Realized principal investment income 1.7 15.9 22.1 12.8 22.2 87.0 73.0 Interest income 6.4 5.3 3.2 2.7 3.1 24.4 14.3 Total Segment Revenues $ 580.7 $ 581.1 $ 582.2 $ 496.5 $ 629.7 $ 2,110.1 $ 2,289.5 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 188.6 $ 203.8 $ 210.1 $ 205.3 $ 202.3 $ 792.1 $ 821.5 Realized performance revenues related compensation 86.3 123.4 81.3 46.9 88.2 210.2 339.8 Total compensation and benefits1 274.9 327.2 291.4 252.2 290.5 1,002.3 1,161.3 General, administrative and other expenses 94.6 48.3 58.1 62.0 73.0 331.3 241.4 Depreciation and amortization expense 16.5 7.4 9.2 8.2 8.7 48.2 33.5 Interest expense 23.0 23.2 25.1 22.3 20.6 81.7 91.2 Total Segment Expenses $ 409.0 $ 406.1 $ 383.8 $ 344.7 $ 392.8 $ 1,463.5 $ 1,527.4 Total Segment Revenues 580.7 581.1 582.2 496.5 629.7 2,110.1 2,289.5 Total Segment Expenses 409.0 406.1 383.8 344.7 392.8 1,463.5 1,527.4 (=) Distributable Earnings $ 171.7 $ 175.0 $ 198.4 $ 151.8 $ 236.9 $ 646.6 $ 762.1 (-) Realized Net Performance Revenues 78.6 48.2 70.9 39.9 87.3 164.1 246.3 (-) Realized Principal Investment Income 1.7 15.9 22.1 12.8 22.2 87.0 73.0 (+) Net Interest 16.6 17.9 21.9 19.6 17.5 57.3 76.9 (=) Fee Related Earnings $ 108.0 $ 128.8 $ 127.3 $ 118.7 $ 144.9 $ 452.8 $ 519.7 After-tax Distributable Earnings, per common share $ 0.47 $ 0.48 $ 0.53 $ 0.40 $ 0.64 $ 1.70 $ 2.05 Distribution per common share $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 1.18 $ 1.00 Note: Historical quarterly results by segment available in Q4 2020 financial supplement on Carlyle's investor relations website (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 29. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a previous acquisition. Carlyle Fourth Quarter and Full Year 2020 Total Segment Results Equity-based compensation $ 34.9 $ 31.7 $ 34.6 $ 21.1 $ 29.2 $ 151.5 $ 116.6 20

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle Stockholders (including net cash and equivalents, net accrued performance revenue and investments) totaled $3.4 billion at December 31, 2020, compared to $2.4 billion one year prior • Balance sheet cash totaled $1.0 billion as of December 31, 2020, with no balance drawn on our $775 million revolving line of credit KEY BALANCE SHEET ITEMS 1 ($mn) 12/31/2020 Cash and Cash Equivalents $987.6 Net accrued performance revenues 2 (net of related accrued compensation and accrued giveback) $2,331.3 Investments attributable to Carlyle shareholders 3 $1,658.8 Debt obligations 4 $1,617.3 Drawn revolving credit line ($775.0 million available) $0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of December 31, 2020 are net of $19 million in accrued giveback obligations and $2.5 billion in accrued performance allocations and incentive fee compensation related to non-controlling interests. See page 33 for a reconciliation to U.S. GAAP. (3) Investments exclude the equity investments by Carlyle in NGP Energy Capital Management and the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 33 for a reconciliation to U.S. GAAP. (4) Excludes approximately $354 million of loans used to finance CLO investments and $514 million of lease liabilities. (0.6) (0.9) (0.6) 1.2 1.5 1.7 1.7 1.7 2.3 4Q'18 4Q'19 4Q'20 ($1.0) ($0.5) $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 KEY BALANCE SHEET ITEMS ($BN) Net Accrued Performance Revenues2 Investments3 Cash/Equivalents less Debt4 21

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward (Unaudited) ($mm) Three Months Ended December 31, 2020 Twelve Months Ended December 31, 2020 Global Private Equity Global Credit Investment Solutions5 Total Global Private Equity Global Credit Investment Solutions5 Total Balance, Beginning of Period $ 125,256 $ 53,003 $ 51,733 $ 229,992 $ 129,784 $ 49,412 $ 45,246 $ 224,442 Inflows1 1,171 3,250 5,311 9,732 3,550 9,497 13,855 26,902 Outflows (including realizations)2 (2,100) (1,250) (2,873) (6,223) (9,589) (4,167) (7,721) (21,477) Market Activity & Other3 6,551 508 2,220 9,279 6,412 402 3,566 10,380 Foreign Exchange4 902 370 1,717 2,989 1,623 737 3,162 5,522 Balance, End of Period $ 131,780 $ 55,881 $ 58,108 $ 245,769 $ 131,780 $ 55,881 $ 58,108 $ 245,769 Fee-earning AUM Roll Forward (Unaudited) ($mm) Three Months Ended December 31, 2020 Twelve Months Ended December 31, 2020 Global Private Equity10 Global Credit Investment Solutions Total Global Private Equity10 Global Credit Investment Solutions Total Balance, Beginning of Period $ 89,159 $ 42,380 $ 35,031 $ 166,570 $ 94,811 $ 37,862 $ 28,384 $ 161,057 Inflows6 3,181 1,148 1,445 5,774 5,400 6,368 10,713 22,481 Outflows (including realizations)7 (1,570) (2,027) (963) (4,560) (9,514) (3,906) (3,710) (17,130) Market Activity & Other8 115 280 93 488 (306) 618 (778) (466) Foreign Exchange9 686 352 792 1,830 1,180 1,191 1,789 4,160 Balance, End of Period $ 91,571 $ 42,133 $ 36,398 $ 170,102 $ 91,571 $ 42,133 $ 36,398 $ 170,102 22SEE NOTES AT END OF DOCUMENT.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance (Reported in Local Currency, mm) TOTAL INVESTMENTS As of December 31, 2020 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of December 31, 2020 Fund (Fee Initiation Date / Stepdown Date) Committed Capital Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Clawback)(8) Total Fair Value(9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VII (May 2018 / May 2024) $ 18,510 $ 11,622 63% $ 516 $ 12,252 1.1x NM NM $ — $ 1,029 2.9x 75% CP VI (May 2013 / May 2018) $ 13,000 $ 13,019 100% $ 8,221 $ 17,297 2.0x 19% 15% $ 1,095 $ 11,570 2.4x 28% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 26,217 $ 1,606 2.1x 18% 14% $ 143 $ 26,793 2.5x 24% CEP V (Oct 2018 / Oct 2024) € 6,416 € 1,821 28% € 12 € 1,735 1.0x NM NM $ — n/a n/a n/a CEP IV (Sep 2014 / Oct 2018) € 3,670 € 3,753 102% € 2,104 € 3,038 1.4x 11% 7% $ — € 1,863 1.8x 24% CEP III (Jul 2007 / Dec 2013) € 5,295 € 5,156 97% € 10,995 € 405 2.2x 19% 14% $ 32 € 11,299 2.4x 20% CEP II (Sep 2003 / Jul 2007) € 1,805 € 2,048 113% € 4,113 € 25 2.0x 36% 20% $ 4 € 4,123 2.2x 43% CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 2,335 36% $ 280 $ 2,836 1.3x 48% 20% $ 43 n/a n/a n/a CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,044 104% $ 3,019 $ 3,943 1.7x 17% 11% $ 250 $ 4,261 3.0x 35% CAP III (Jun 2008 / Jul 2013) $ 2,552 $ 2,543 100% $ 4,417 $ 205 1.8x 16% 11% $ 21 $ 4,417 2.1x 19% CJP IV (Oct 2020 / Oct 2026) ¥ 258,000 ¥ — 0% ¥ — ¥ — n/a n/a n/a $ — n/a n/a n/a CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 79,367 ¥ 87,112 1.8x 19% 11% $ 55 ¥ 81,420 2.8x 37% CJP II (Oct 2006 / Jul 2013) ¥ 165,600 ¥ 141,867 86% ¥ 205,301 ¥ 1,080 1.5x 7% 3% $ — ¥ 203,831 1.5x 7% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 715 71% $ 4 $ 841 1.2x 21% 9% $ 4 n/a n/a n/a CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,041 $ 935 2.1x 25% 18% $ 61 $ 1,009 2.1x 29% CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,090 87% $ 381 $ 2,121 1.2x 8% 3% $ — $ 399 1.5x 31% CEOF I (Sep 2011 / Nov 2015) $ 1,119 $ 1,174 105% $ 1,505 $ 264 1.5x 12% 8% $ 30 $ 1,359 1.8x 23% CETP IV (Jul 2019 / Jul 2025) € 1,350 € 461 34% € — € 469 1.0x NM NM $ — n/a n/a n/a CETP III (Jul 2014 / Jul 2019) € 657 € 592 90% € 1,063 € 469 2.6x 43% 30% $ 30 € 1,064 4.5x 53% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 175 10% $ — $ 169 1.0x NM NM $ — n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 2,933 82% $ 248 $ 2,991 1.1x 3% 2% $ — n/a n/a n/a CAGP IV (Aug 2008 / Dec 2014) $ 1,041 $ 954 92% $ 1,114 $ 130 1.3x 7% 2% $ — $ 1,085 1.4x 9% All Other Active Funds & Vehicles(10) $ 16,528 n/a $ 16,136 $ 9,963 1.6x 12% 9% $ 45 $ 16,607 2.1x 17% Fully Realized Funds & Vehicles(11) $ 23,553 n/a $ 59,821 $ — 2.5x 28% 21% $ 5 $ 59,821 2.5x 28% TOTAL CORPORATE PRIVATE EQUITY(13) $ 115,036 n/a $ 148,040 $ 63,915 1.8x 25% 17% $ 1,814 $ 153,548 2.4x 27% 23SEE NOTES AT END OF DOCUMENT.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance, continued (Reported in Local Currency, mm) TOTAL INVESTMENTS As of December 31, 2020 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of December 31, 2020 Fund (Fee Initiation Date / Stepdown Date) Committed Capital Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Clawback)(8) Total Fair Value(12) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP VIII (Aug 2017 / May 2022) $ 5,505 $ 2,955 54% $ 639 $ 2,964 1.2x NM NM $ 33 $ 651 1.9x 62% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,779 91% $ 3,775 $ 2,173 1.6x 19% 12% $ 91 $ 3,665 1.8x 26% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,154 92% $ 3,622 $ 276 1.8x 27% 18% $ 3 $ 3,472 2.0x 32% CRP V (Nov 2006 / Mar 2011) $ 3,000 $ 3,349 112% $ 5,098 $ 827 1.8x 12% 9% $ 149 $ 5,839 1.8x 13% CRP IV (Jan 2005 / Nov 2006) $ 950 $ 1,215 128% $ 1,950 $ 9 1.6x 7% 4% $ — $ 1,949 1.7x 7% CPI (May 2016 / n/a) $ 4,338 $ 3,118 72% $ 630 $ 3,162 1.2x 14% 12% $ 12 $ 231 1.6x NM CEREP III (Jun 2007 / May 2012) € 2,230 € 2,053 92% € 2,403 € 84 1.2x 4% 1% $ — € 2,440 1.2x 4% All Other Active Funds & Vehicles(14) $ 3,285 n/a $ 3,041 $ 2,011 1.5x 10% 8% $ 10 $ 2,790 1.7x 11% Fully Realized Funds & Vehicles(15) $ 5,291 n/a $ 6,961 $ 3 1.3x 12% 6% $ — $ 6,964 1.3x 13% TOTAL REAL ESTATE(13) $ 27,657 n/a $ 28,653 $ 11,527 1.5x 12% 7% $ 298 $ 28,543 1.6x 12% NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 602 26% $ 7 $ 558 0.9x NM NM $ — n/a n/a n/a CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,334 93% $ 883 $ 2,184 1.3x 13% 6% $ — $ 1,344 2.0x 22% CPP II (Sep 2014 / Apr 2021) $ 1,527 $ 1,229 81% $ 324 $ 1,262 1.3x 11% 5% $ — n/a n/a n/a CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 466 21% $ 29 $ 360 0.8x NM NM $ — $ 31 2.6x NM NGP XII (Jul 2017 / Jul 2022) $ 4,278 $ 2,186 51% $ 13 $ 2,285 1.1x NM NM $ — n/a n/a n/a NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 4,930 93% $ 1,703 $ 3,498 1.1x 2% Neg $ — $ 1,591 1.1x 33% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,344 93% $ 2,989 $ 503 1.0x 1% Neg $ — $ 2,902 1.3x 10% All Other Active Funds & Vehicles(17) $ 2,785 n/a $ 1,219 $ 2,215 1.2x 9% 7% $ 6 $ 1,407 2.0x 25% Fully Realized Funds & Vehicles(18) $ 1,190 n/a $ 1,435 $ 1 1.2x 3% 1% $ — $ 1,436 1.2x 3% TOTAL NATURAL RESOURCES(13) $ 19,066 n/a $ 8,603 $ 12,865 1.1x 4% 1% $ 6 $ 37,254 1.5x 11% Legacy Energy Funds(16) $ 16,552 n/a $ 23,234 $ 778 1.5x 12% 6% $ (4) $ 23,552 1.5x 14% 24SEE NOTES AT END OF DOCUMENT.

Global Credit Fund Performance (Carry Funds Only)

($ mm)

Fund (Fee Initiation Date / Stepdown Date)	Committed Capital	Cumulative Invested Capital(19)	Percent Invested	TOTAL INVESTMENTS As of December 31, 2020 Realized Value(2)	Remaining Fair Value(3)	MOIC (4)	Gross IRR (6)(12)	Net IRR (7)(12)	Net Accrued Carry/(Clawback)(8)
GLOBAL CREDIT CARRY FUNDS									
CSP IV (Apr 2016 / Dec 2020)	$ 2,500	$ 1,848	74%	$ 805	$ 1,307	1.1x	13%	1%	$ —
CSP III (Dec 2011 / Aug 2015)	$ 703	$ 703	100%	$ 846	$ 175	1.5x	21%	11%	$ —
CSP II (Dec 2007 / Jun 2011)	$ 1,352	$ 1,352	100%	$ 2,431	$ 62	1.8x	17%	11%	$ 7
CCOF II (Nov 2020 / Oct 2025)	$ 1,880	$ 90	5%	$ —	$ 90	1.0x	NM	NM	$ —
CCOF I (Nov 2017 / Sep 2022)	$ 2,373	$ 2,694	114%	$ 915	$ 2,173	1.1x	21%	14%	$ 30
CEMOF II (Dec 2015 / Jun 2019)	$ 2,819	$ 1,696	60%	$ 718	$ 952	1.0x	Neg	Neg	$ —
CEMOF I (Dec 2010 / Dec 2015)	$ 1,383	$ 1,606	116%	$ 880	$ 122	0.6x	Neg	Neg	$ —
CSC (Mar 2017 / n/a)	$ 838	$ 1,303	155%	$ 655	$ 844	1.2x	15%	11%	$ 18
All Other Active Funds & Vehicles(20)		$ 3,355	n/a	$ 2,869	$ 873	1.1x	6%	1%	$ 17
Fully Realized Funds & Vehicles(21)		$ 1,447	n/a	$ 1,988	$ —	1.4x	12%	7%	$ —
TOTAL GLOBAL CREDIT CARRY FUNDS		$ 16,093	n/a	$ 12,108	$ 6,597	1.2x	9%	3%	$ 72

SEE NOTES AT END OF DOCUMENT.
25

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Investment Solutions Fund Performance (Reported in Local Currency, mm) TOTAL INVESTMENTS As of December 31, 2020 INVESTMENT SOLUTIONS(22)(27) Vintage Year Fund Size Cumulative Invested Capital (1)(24) Realized Value (24) Remaining Fair Value(24) Total Fair Value(9)(24) MOIC(4) Gross IRR (12)(25) Net IRR (12)(28) Net Accrued Carry/ (Clawback)(8) AlpInvest(23) Main Fund VI - Fund Investments 2015 € 1,106 € 913 € 407 € 978 € 1,385 1.5x 20% 18% $ 1 Main Fund V - Fund Investments 2012 € 5,080 € 5,162 € 3,779 € 4,960 € 8,739 1.7x 17% 16% $ 13 Main Fund IV - Fund Investments 2009 € 4,877 € 5,282 € 6,985 € 3,163 € 10,148 1.9x 17% 17% $ 2 Main Fund III - Fund Investments 2005 € 11,500 € 12,473 € 18,723 € 2,143 € 20,867 1.7x 10% 10% $ — Main Fund II - Fund Investments 2003 € 4,545 € 4,683 € 7,264 € 255 € 7,519 1.6x 10% 9% $ — Main Fund I - Fund Investments 2000 € 5,175 € 4,111 € 6,726 € 64 € 6,790 1.7x 12% 11% $ — Main Fund VII - Secondary Investments 2020 $ 8,129 $ 1,091 $ 5 $ 1,133 $ 1,138 1.0x NM NM $ — AlpInvest Secondaries Fund VII 2020 $ 6,769 $ 772 $ 4 $ 802 $ 806 1.0x NM NM $ — Main Fund VI - Secondary Investments 2017 $ 6,017 $ 4,783 $ 1,010 $ 4,886 $ 5,896 1.2x 13% 10% $ 24 AlpInvest Secondaries Fund VI 2017 $ 3,333 $ 2,634 $ 517 $ 2,672 $ 3,189 1.2x 12% 8% $ 15 Main Fund V - Secondary Investments 2011 € 4,273 € 4,024 € 5,202 € 1,491 € 6,693 1.7x 19% 18% $ 29 Main Fund IV - Secondary Investments 2010 € 1,859 € 1,890 € 3,087 € 139 € 3,226 1.7x 19% 18% $ — Main Fund III - Secondary Investments 2006 € 2,250 € 2,272 € 3,442 € 51 € 3,493 1.5x 11% 10% $ — Main Fund II - Secondary Investments 2003 € 998 € 972 € 1,763 € 15 € 1,779 1.8x 27% 26% $ — Main Fund VII - Co-Investments 2017 $ 2,842 $ 2,186 $ 64 $ 2,764 $ 2,829 1.3x 15% 12% $ 19 AlpInvest Co-Investment Fund VII 2017 $ 1,688 $ 1,343 $ 30 $ 1,729 $ 1,759 1.3x 16% 12% $ 14 Main Fund VI - Co-Investments 2014 € 1,115 € 909 € 1,290 € 931 € 2,221 2.4x 28% 26% $ 11 Main Fund V - Co-Investments 2012 € 1,124 € 1,010 € 2,056 € 656 € 2,712 2.7x 29% 27% $ 6 Main Fund IV - Co-Investments 2010 € 1,475 € 1,304 € 3,151 € 431 € 3,582 2.7x 23% 22% $ — Main Fund III - Co-Investments 2006 € 2,760 € 2,657 € 3,534 € 386 € 3,920 1.5x 6% 5% $ — Main Fund III - Mezzanine Investments 2006 € 2,000 € 1,902 € 2,422 € 163 € 2,585 1.4x 10% 9% $ — Main Fund II - Mezzanine Investments 2004 € 700 € 730 € 1,003 € 9 € 1,012 1.4x 8% 7% $ — All Other Active Funds & Vehicles (26) Various € 5,842 € 2,399 € 4,947 € 7,346 1.3x 8% 7% $ 37 Fully Realized Funds & Vehicles Various € 2,069 € 4,691 € 2 € 4,693 2.3x 35% 32% $ — TOTAL ALPINVEST (USD)(13) $ 77,939 $ 95,841 $ 33,100 $ 128,942 1.7x 13% 12% $ 144 Metropolitan Real Estate MRE Secondaries Fund II 2017 $ 1,092 $ 315 $ 79 $ 274 $ 352 1.1x 8% Neg $ 0 All Other Active Funds & Vehicles Various $ 2,821 $ 2,791 $ 782 $ 3,573 1.3x 6% 2% $ 1 Fully Realized Funds & Vehicles Various $ 597 $ 721 $ — $ 722 1.2x 4% 2% $ — TOTAL METROPOLITAN REAL ESTATE $ 3,734 $ 3,591 $ 1,056 $ 4,647 1.2x 6% 3% $ 1 26SEE NOTES AT END OF DOCUMENT. Note: Entries for AlpInvest Secondaries Fund VII, AlpInvest Secondaries Fund VI and AlpInvest Co-Investments Fund VII reflect the commingled fund vehicle as a breakout of the Main Fund line above, which also includes related SMA vehicles. Figures and performance for these commingled fund breakouts are included in, and are not incremental to the Main Fund figures.Commingled funds are shown to the extent they meet the significant size thresholds for disclosing individual carry funds across our platform.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s 27 Reconciliations & Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Distributable Earnings Per Share (Unaudited) * Our dividend policy as a Corporation is to pay dividends in an initial amount of $0.25 per share of common stock ($1.00 annually), beginning with the 4Q'19 dividend paid to shareholders in February 2020. See Notes at the end of the document for our Dividend Policy. ** Shares eligible for dividend include 1.3 million common shares that will be issued in February 2021 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of December 31, 2020 because they will participate in the dividend paid on common shares in February 2021. (Dollars in millions, except per share data and where noted) 4Q'19 1Q'20 2Q'20 3Q'20 4Q'20 FY'20 QoQ YoY Annual FEE RELATED EARNINGS $ 108.0 $ 128.8 $ 127.3 $ 118.7 $ 144.9 $ 519.7 22% 34% 15% DISTRIBUTABLE EARNINGS $ 171.7 $ 175.0 $ 198.4 $ 151.8 $ 236.9 $ 762.1 56% 38% 18% DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION 1 Distributable Earnings $ 171.7 $ 175.0 $ 198.4 $ 151.8 $ 236.9 $ 762.1 Less: Estimated current corporate, foreign, state and local taxes 2 5.2 7.7 10.7 10.7 10.7 39.8 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 166.5 $ 167.3 $ 187.7 $ 141.1 $ 226.2 $ 722.3 DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 0.47 $ 0.48 $ 0.53 $ 0.40 $ 0.64 $ 2.05 Dividend per common share* $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 1.00 TOTAL OUTSTANDING SHARES 347.2 348.4 348.7 353.3 353.5 353.5 Shares eligible for dividend (in millions)** 349.4 348.7 353.3 353.5 354.8 354.8 28SEE NOTES AT END OF DOCUMENT.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information (1) The U.S. GAAP results for 2Q'20 include a loss in principal investment income (loss) of $(621) million related to the closing of the transaction in which a Carlyle-affiliated investment fund purchased additional interests in Fortitude from AIG. The loss was driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our investment which is based on the net asset value of our limited partnership interest in the fund rather than a direct investment in Fortitude. (2) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations, as well as amounts related to shares issued in conjunction with a previous acquisition and amounts related. FY'18 include amounts related to the IPO. (Dollars in millions) 4Q'19 1Q'20 2Q'20 3Q'20 4Q'20 FY'18 FY'19 FY'20 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ (40.3) $ (789.0) $ 256.8 $ 415.1 $ 697.1 $ 360.2 $ 1,233.4 $ 580.0 Adjustments: Net unrealized performance revenues 69.7 528.9 (587.4) (180.3) (359.9) 50.2 (42.3) (598.7) Unrealized principal investment (income) loss 1 81.3 264.7 459.5 (81.0) (87.0) (48.8) (590.9) 556.2 Adjusted unrealized principal investment (income) loss from Fortitude Re (5.7) 22.8 81.6 — — (11.7) (140.9) 104.4 Equity-based compensation 2 34.9 31.7 34.6 21.1 29.2 252.2 151.5 116.6 Acquisition related charges, including amortization of intangibles and impairment 13.4 3.0 7.1 18.5 9.5 22.3 52.0 38.1 Other non-operating expense (income) 0.3 0.2 0.5 0.6 (8.5) 1.1 1.3 (7.2) Tax (expense) benefit associated with certain foreign performance revenues (1.0) 11.2 0.7 (7.8) (12.0) (1.5) (14.3) (7.9) Net (income) loss attributable to non-controlling interests in consolidated entities 9.2 97.0 (58.6) (37.2) (35.8) (33.9) (36.6) (34.6) Lease assignment and termination costs — — — — — 66.9 — — Debt extinguisment costs — — — — — 7.8 0.1 — Corporate conversion costs, severance and other adjustments 9.9 4.5 3.6 2.8 4.3 9.1 33.3 15.2 DISTRIBUTABLE EARNINGS $ 171.7 $ 175.0 $ 198.4 $ 151.8 $ 236.9 $ 673.9 $ 646.6 $ 762.1 Realized net performance revenues 78.6 48.2 70.9 39.9 87.3 319.7 164.1 246.3 Realized principal investment income 1.7 15.9 22.1 12.8 22.2 48.1 87.0 73.0 Net interest 16.6 17.9 21.9 19.6 17.5 44.3 57.3 76.9 FEE RELATED EARNINGS $ 108.0 $ 128.8 $ 127.3 $ 118.7 $ 144.9 $ 350.4 $ 452.8 $ 519.7 29

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Three Months Ended December 31, 2019				
Revenues	$ 580.7	$ 49.7	$ (170.1)	$ 460.3 [2]
Expenses	$ 409.0	$ 41.0	$ 33.6	$ 483.6 [2]
Other income (loss)	$ —	$ (17.0)	$ —	$ (17.0) [3]
Distributable Earnings	$ 171.7	$ (8.3)	$ (203.7)	$ (40.3) [4]
Three Months Ended March 31, 2020				
Revenues	$ 581.1	$ 53.0	$ (1,379.8)	$ (745.7) [2]
Expenses	$ 406.1	$ 53.8	$ (529.7)	$ (69.8) [2]
Other income (loss)	$ —	$ (113.1)	$ —	$ (113.1) [3]
Distributable Earnings	$ 175.0	$ (113.9)	$ (850.1)	$ (789.0) [4]
Three Months Ended June 30, 2020				
Revenues	$ 582.2	$ 55.2	$ 493.6	$ 1,131.0 [2]
Expenses	$ 383.8	$ 47.1	$ 493.6	$ 924.5 [2]
Other income (loss)	$ —	$ 50.3	$ —	$ 50.3 [3]
Distributable Earnings	$ 198.4	$ 58.4	$ —	$ 256.8 [4]
Three Months Ended September 30, 2020				
Revenues	$ 496.5	$ 56.3	$ 481.8	$ 1,034.6 [2]
Expenses	$ 344.7	$ 47.9	$ 250.8	$ 643.4 [2]
Other income (loss)	$ —	$ 23.9	$ —	$ 23.9 [3]
Distributable Earnings	$ 151.8	$ 32.3	$ 231.0	$ 415.1 [4]
Three Months Ended December 31, 2020				
Revenues	$ 629.7	$ 62.3	$ 822.7	$ 1,514.7 [2]
Expenses	$ 392.8	$ 57.4	$ 385.0	$ 835.2 [2]
Other income (loss)	$ —	$ 17.6	$ —	$ 17.6 [3]
Distributable Earnings	$ 236.9	$ 22.5	$ 437.7	$ 697.1 [4]

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Year Ended December 31, 2018				
Revenues	$ 2,185.9	$ 214.5	$ 26.8	$ 2,427.2 [2]
Expenses	$ 1,512.0	$ 213.3	$ 346.2	$ 2,071.5 [2]
Other income (loss)	$ —	$ 4.5	$ —	$ 4.5 [3]
Distributable Earnings	$ 673.9	$ 5.7	$ (319.4)	$ 360.2 [4]
Year Ended December 31, 2019				
Revenues	$ 2,110.1	$ 199.2	$ 1,067.7	$ 3,377.0 [2]
Expenses	$ 1,463.5	$ 165.6	$ 490.6	$ 2,119.7 [2]
Other income (loss)	$ —	$ (23.9)	$ —	$ (23.9) [3]
Distributable Earnings	$ 646.6	$ 9.7	$ 577.1	$ 1,233.4 [4]
Year Ended December 31, 2020				
Revenues	$ 2,289.5	$ 226.8	$ 418.3	$ 2,934.6 [2]
Expenses	$ 1,527.4	$ 206.2	$ 599.7	$ 2,333.3 [2]
Other income (loss)	$ —	$ (21.3)	$ —	$ (21.3) [3]
Distributable Earnings	$ 762.1	$ (0.7)	$ (181.4)	$ 580.0 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.
(2) See detailed breakdown of revenue and expense adjustments on page 32.
(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).
(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 29.

30

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Three Months Ended December 31, 2019			
Performance revenues	$ 90.0	$ 74.9	$ 164.9
Performance revenues related compensation expense	$ 45.1	$ 41.2	$ 86.3
Net performance revenues	$ 44.9	$ 33.7	$ 78.6
Principal investment income (loss)	$ (86.7)	$ 88.4	$ 1.7
Three Months Ended March 31, 2020			
Performance revenues	$ (937.6)	$ 1,109.2	$ 171.6
Performance revenues related compensation expense	$ (442.5)	$ 565.9	$ 123.4
Net performance revenues	$ (495.1)	$ 543.3	$ 48.2
Principal investment income (loss)	$ (253.3)	$ 269.2	$ 15.9
Three Months Ended June 30, 2020			
Performance revenues	$ 1,191.8	$ (1,039.6)	$ 152.2
Performance revenues related compensation expense	$ 535.6	$ (454.3)	$ 81.3
Net performance revenues	$ 656.2	$ (585.3)	$ 70.9
Principal investment income (loss)	$ (512.6)	$ 534.7	$ 22.1
Three Months Ended September 30, 2020			
Performance revenues	$ 477.4	$ (390.6)	$ 86.8
Performance revenues related compensation expense	$ 250.6	$ (203.7)	$ 46.9
Net performance revenues	$ 226.8	$ (186.9)	$ 39.9
Principal investment income (loss)	$ 106.7	$ (93.9)	$ 12.8
Three Months Ended December 31, 2020			
Performance revenues	$ 904.3	$ (728.8)	$ 175.5
Performance revenues related compensation expense	$ 435.4	$ (347.2)	$ 88.2
Net performance revenues	$ 468.9	$ (381.6)	$ 87.3
Principal investment income (loss)	$ 118.5	$ (96.3)	$ 22.2

(Dollars in millions)	Carlyle Consolidated	Reconciling Items[1]	Total Reportable
Year Ended December 31, 2018			
Performance revenues	$ 622.9	$ 59.5	$ 682.4
Performance revenues related compensation expense	$ 376.3	$ (13.6)	$ 362.7
Net performance revenues	$ 246.6	$ 73.1	$ 319.7
Principal investment income (loss)	$ 186.3	$ (138.2)	$ 48.1
Year Ended December 31, 2019			
Performance revenues	$ 799.1	$ (424.8)	$ 374.3
Performance revenues related compensation expense	$ 436.7	$ (226.5)	$ 210.2
Net performance revenues	$ 362.4	$ (198.3)	$ 164.1
Principal investment income (loss)	$ 769.3	$ (682.3)	$ 87.0
Year Ended December 31, 2020			
Performance revenues	$ 1,635.9	$ (1,049.8)	$ 586.1
Performance revenues related compensation expense	$ 779.1	$ (439.3)	$ 339.8
Net performance revenues	$ 856.8	$ (610.5)	$ 246.3
Principal investment income (loss)	$ (540.7)	$ 613.7	$ 73.0

SEE NOTES AT END OF DOCUMENT.
31

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 4Q'19 1Q'20 2Q'20 3Q'20 4Q'20 FY'18 FY'19 FY'20 REVENUE RECONCILING ITEMS Unrealized performance revenues $ (113.9) $ (1,109.0) $ 1,037.1 $ 387.6 $ 715.3 $ (42.7) $ 267.8 $ 1,031.0 Unrealized principal investment income (loss) (81.3) (264.7) (459.5) 81.0 87.0 48.8 590.9 (556.2) Adjusted unrealized principal investment income (loss) from Fortitude Re 5.7 (22.8) (81.6) — — 11.7 140.9 (104.4) Adjustments related to expenses associated with NGP Management and its affiliates (4.0) (3.9) (3.9) (4.0) (3.5) (18.9) (16.2) (15.3) Tax expense (benefit) associated with certain foreign performance revenues 0.1 — 0.1 (0.1) 0.5 (4.9) 0.3 0.5 Non-Carlyle economic interests in acquired businesses and other adjustments to present certain costs on a net basis 25.1 (77.7) 56.8 57.6 59.9 92.5 117.5 96.6 Elimination of revenues of Consolidated Funds (1.8) 98.3 (55.4) (40.3) (36.5) (59.7) (33.5) (33.9) Total Revenue Reconciling Items $ (170.1) $ (1,379.8) $ 493.6 $ 481.8 $ 822.7 $ 26.8 $ 1,067.7 $ 418.3 EXPENSE RECONCILING ITEMS Unrealized performance revenues related compensation $ (44.2) $ (580.1) $ 449.7 $ 207.2 $ 355.5 $ 7.4 $ 225.5 $ 432.3 Equity-based compensation 34.9 31.7 34.6 21.1 29.2 252.2 151.5 116.6 Acquisition-related charges, including amortization of intangibles and impairment 13.4 3.0 7.1 18.5 9.5 22.3 52.0 38.1 Other non-operating expense (income) 0.3 0.2 0.5 0.6 (8.5) 1.1 1.3 (7.2) Tax (expense) benefit associated with certain foreign performance revenues related compensation (1.0) 11.2 0.7 (7.8) (12.5) (6.2) (14.3) (8.4) Non-Carlyle economic interests in acquired businesses and other adjustments to present certain costs on a net basis 29.2 8.0 5.2 19.2 23.4 34.3 75.0 55.8 Lease assignment and termination costs — — — — — 66.9 — — Debt extinguisment costs — — — — — 7.8 0.1 — Corporate conversions costs, severance and other adjustments 9.9 4.5 3.6 2.8 4.3 9.1 33.3 15.2 Elimination of expenses of Consolidated Funds (8.9) (8.2) (7.8) (10.8) (15.9) (48.7) (33.8) (42.7) Total Expense Reconciling Items $ 33.6 $ (529.7) $ 493.6 $ 250.8 $ 385.0 $ 346.2 $ 490.6 $ 599.7 32

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. (2) Of the $356.1 million in CLO loans and other borrowings as of December 31, 2020, $336.5 million are collateralized by investments attributable to The Carlyle Group Inc. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 12/31/20 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 2,412.3 Less: Amounts attributable to non-controlling interests in Consolidated Funds (214.3) Plus: Investments in Consolidated Funds, eliminated in consolidation 170.8 Less: Strategic equity method investments in NGP Management 1 (373.5) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 1,995.3 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc. 2 (336.5) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 1,658.8 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 12/31/20 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 4,949.9 Less: Accrued performance allocation-related expense (2,534.4) Less: Deferred taxes on certain foreign accrued performance allocations (56.0) Less: Net accrued performance allocations attributable to non- controlling interests in consolidated entities (11.7) NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 2,347.8 Less: Timing differences between the period when accrued performance allocations are realized and the period they are collected/distributed (16.5) NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 2,331.3 33

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 4Q'19 1Q’20 2Q’20 3Q’20 4Q'20 FY'18 FY'19 FY'20 REVENUES Fund management fees $ 372.4 $ 355.9 $ 371.8 $ 363.8 $ 394.5 $ 1,272.0 $ 1,476.2 $ 1,486.0 Incentive fees 9.1 8.9 9.0 9.1 10.0 30.2 35.9 37.0 Investment income Performance allocations 90.0 (937.6) 1,191.8 477.4 904.3 622.9 799.1 1,635.9 Principal investment income (loss) (86.7) (253.3) (512.6) 106.7 118.5 186.3 769.3 (540.7) Total investment income (loss) 3.3 (1,190.9) 679.2 584.1 1,022.8 809.2 1,568.4 1,095.2 Interest and other income 25.8 27.4 15.8 21.3 25.1 101.3 97.3 89.6 Interest and other income of Consolidated Funds 49.7 53.0 55.2 56.3 62.3 214.5 199.2 226.8 Total Revenues 460.3 (745.7) 1,131.0 1,034.6 1,514.7 2,427.2 3,377.0 2,934.6 EXPENSES Compensation and benefits Cash-based compensation and benefits 201.5 204.3 212.5 222.2 210.6 746.7 833.4 849.6 Equity-based compensation 32.2 29.1 30.5 18.7 26.7 239.9 140.0 105.0 Performance allocations and incentive fee related compensation 45.1 (442.5) 535.6 250.6 435.4 376.3 436.7 779.1 Total compensation and benefits 278.8 (209.1) 778.6 491.5 672.7 1,362.9 1,410.1 1,733.7 General, administrative and other expenses 149.5 69.6 80.2 91.1 108.4 460.7 494.4 349.3 Interest 22.9 23.9 25.9 23.0 21.2 82.2 82.1 94.0 Interest and other expenses of Consolidated Funds 32.1 45.6 39.3 37.2 41.4 164.6 131.8 163.5 Other non-operating expenses (income) 0.3 0.2 0.5 0.6 (8.5) 1.1 1.3 (7.2) Total Expenses 483.6 (69.8) 924.5 643.4 835.2 2,071.5 2,119.7 2,333.3 Net investment gains (losses) of consolidated funds (17.0) (113.1) 50.3 23.9 17.6 4.5 (23.9) (21.3) Income (loss) before provision for income taxes (40.3) (789.0) 256.8 415.1 697.1 360.2 1,233.4 580.0 Provision (benefit) for income taxes 0.1 (80.0) 52.3 82.4 142.5 31.3 49.0 197.2 Net income (loss) (40.4) (709.0) 204.5 332.7 554.6 328.9 1,184.4 382.8 Net income (loss) attributable to non-controlling interests in consolidated entities (9.2) (97.0) 58.6 37.2 35.8 33.9 36.6 34.6 Net income (loss) attributable to Carlyle Holdings (31.2) (612.0) 145.9 295.5 518.8 295.0 1,147.8 348.2 Net income (loss) attributable to non-controlling interests in Carlyle Holdings (22.9) — — — — 178.5 766.9 — Net income (loss) attributable to The Carlyle Group Inc. (8.3) (612.0) 145.9 295.5 518.8 116.5 380.9 348.2 Net income attributable to Series A Preferred Shareholders — — — — — 23.6 19.1 — Series A Preferred Shares redemption premium — — — — — — 16.5 — Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ (8.3) $ (612.0) $ 145.9 $ 295.5 $ 518.8 $ 92.9 $ 345.3 $ 348.2 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ (0.07) $ (1.76) $ 0.42 $ 0.84 $ 1.47 $ 0.89 $ 3.05 $ 0.99 Diluted $ (0.08) $ (1.76) $ 0.41 $ 0.82 $ 1.44 $ 0.82 $ 2.82 $ 0.97 Weighted-average common shares (in millions) Basic 117.6 348.2 348.6 351.6 353.4 104.2 113.1 350.5 Diluted 347.0 348.2 357.3 358.4 359.7 113.4 122.6 358.4 Income before provision for income taxes margin (8.8) % 105.8% 22.7% 40.1% 46.0% 14.8% 36.5% 19.8% 34 On January 1, 2020, The Carlyle Group L.P. (the "Partnership") completed its conversion from a Delaware limited partnership to a Delaware corporation, The Carlyle Group Inc. Information reported for periods prior to the Conversion on January 1, 2020 reflect the results of the Partnership. References to The Carlyle Group Inc., our common stock and our dividends in periods prior to the Conversion refer to The Carlyle Group L.P., its common units and distributions. For periods subsequent to the Conversion, Net income (loss) attributable to Carlyle Holdings, refers to Net income (loss) of The Carlyle Group Inc. and its consolidated subsidiaries, net of non-controlling interests in consolidated entities.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 As of December 31, 2020 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 987.6 $ — $ — $ 987.6 Cash and cash equivalents of Consolidated Funds — 148.6 — 148.6 Restricted cash 2.0 — — 2.0 Investments, including performance allocations of $4,968.6 million 7,551.7 — (170.8) 7,380.9 Investments of Consolidated Funds — 6,056.9 — 6,056.9 Due from affiliates and other receivables, net 278.9 — (6.4) 272.5 Due from affiliates and other receivables of Consolidated Funds, net — 89.1 — 89.1 Fixed assets, net 149.2 — — 149.2 Lease right-of-use assets, net 361.1 — — 361.1 Deposits and other 51.7 — — 51.7 Intangible assets, net 48.7 — — 48.7 Deferred tax assets 96.5 — — 96.5 Total assets $ 9,527.4 $ 6,294.6 $ (177.2) $ 15,644.8 LIABILITIES & EQUITY Debt obligations $ 1,970.9 $ — $ — $ 1,970.9 Loans payable of Consolidated Funds — 5,563.0 — 5,563.0 Accounts payable, accrued expenses and other liabilities 286.3 — — 286.3 Accrued compensation and benefits 3,222.6 — — 3,222.6 Due to affiliates 436.7 — — 436.7 Deferred revenue 89.0 — — 89.0 Deferred tax liabilities 57.8 — — 57.8 Other liabilities of Consolidated Funds — 556.1 — 556.1 Lease liabilities 513.5 — — 513.5 Accrued giveback obligations 18.7 — — 18.7 Total liabilities 6,595.5 6,119.1 — 12,714.6 Total equity 2,931.9 175.5 (177.2) 2,930.2 Total liabilities and equity $ 9,527.4 $ 6,294.6 $ (177.2) $ 15,644.8 GAAP Balance Sheet (Unaudited) 35

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes Dividend Policy Under our dividend policy for our common stock that we adopted in connection with the Conversion, we expect to pay our common stockholders an annualized dividend of $1.00 per share of common stock, equal to a quarterly dividend of $0.25 per share of common stock. The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) On January 1, 2020, The Carlyle Group L.P. (the "Partnership") completed its conversion from a Delaware limited partnership to a Delaware corporation, The Carlyle Group Inc. Information reported for periods prior to the Conversion on January 1, 2020 reflect the results of the Partnership. References to The Carlyle Group Inc., our common stock and our dividends in periods prior to the Conversion refer to The Carlyle Group L.P., its common units and distributions. For periods subsequent to the Conversion, Net income (loss) attributable to Carlyle Holdings, refers to Net income (loss) of The Carlyle Group Inc. and its consolidated subsidiaries, net of non-controlling interests in consolidated entities. (2) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 29. (3) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. (4) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. Note on Fee Related Earnings (Page 9) (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Notes on Performance Revenues (Page 10) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. (3) Total for Global Private Equity includes Legacy Energy funds.The impact of these funds is no longer significant to our results of operations. Notes on Assets Under Management (Pages 11-13) (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes the NGP Predecessor funds and certain managed account vehicles. (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Global Private Equity and Global Credit), which is accruing performance revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. 36

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Assets Under Management (Pages 11-13) (continued) (6) Reflects the percentage of Fair Value in our traditional carry funds attributable to investments originated in Q4 2016 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. Note on Q4 2020 Key Metric Activity (Page 14) (1) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Note on Investment Solutions (Page 18) (1) Includes Mezzanine funds. Notes on Total AUM Roll Forward (Page 22) (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to AUM, while corresponding fundraising will not be recognized until CLO issuance. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, separately managed accounts and the NGP Predecessor Funds, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, the NGP Predecessor Funds and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (5) The fair market values for our Investment Solutions carry funds are based on the latest available valuations of the underlying limited partnership interests (in most cases as of September 30, 2020) as provided by their general partners, plus the net cash flows since the latest valuation, up to December 31, 2020. Notes on Fee-earning AUM Roll Forward (Page 22) (6) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (7) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee-earning AUM. (8) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as well as activity of funds with fees based on gross asset value. (9) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (10) Energy III, Energy IV, and Renew II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone act as investment advisers to each of the Legacy Energy Funds. Carlyle has a minority representation on the management committees of Energy IV and Renew II. Carlyle and Riverstone each hold half of the seats on the management committee of Energy III, but the investment period for this fund has expired and the remaining investments in such fund are being disposed of in the ordinary course of business. 37

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. We do not present Realized/Partially Realized performance information separately for funds that are still in the investment period because of the relatively insignificant level of realizations for funds of this type. However, to the extent such funds have had realizations, they are included in the Realized/Partially Realized performance information presented for Total Corporate Private Equity. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance fee balance/(giveback obligation) as of the current quarter end. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMA's), and stand-alone investments arranged by us: CVP II, MENA, CCI, CSSAF I, CSABF, CPF, CAP Growth I, and CBPF II. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMA's), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CAP I, CAP II, CBPF I, CJP I, CMG, CVP I, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III and Mexico. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMA's), and stand-alone investments arranged by us: CCR and CER. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMA's), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRCP I, CAREP I, CAREP II, CEREP I, and CEREP II. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMA's), and stand-alone investments arranged by us: NGP GAP, CPOCP, CRSEF, and NGP RP. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMA's), and certain other stand-alone investments arranged by us: CIP. 38

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26), continued (19) Represents the original cost of investments net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMA's), and stand-alone investments arranged by us: SASOF II, SASOF III, and SASOF IV. (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMA's), and certain other stand-alone investments arranged by us: CSP I, CMP I, CMP II, and CASCOF. (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team, as well as real estate primary fund investments, secondary fund investments and co-investments originated by the Metropolitan Real Estate team. Excluded from the performance information shown are a) investments that were not originated by AlpInvest, b) Direct Investments, which was spun off from AlpInvest in 2005, and c) LP co-investment vehicles advised by AlpInvest. As of December 31, 2020, these excluded investments represent $1.5 billion of AUM at AlpInvest. (23) "Main Fund" entries represent a combination of a commingled fund and SMA vehicles which together comprise a "program" vintage. Indented lines shown for AlpInvest Secondaries Funds VII, VI and AlpInvest Co-Investment Fund VII reflect a breakout of the commingled fund, which is part of the larger program vintage. (24) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (25) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying funds, before management fees, expenses and carried interest at the AlpInvest/Metropolitan Real Estate level. (26) Aggregate includes Main Fund VII - Fund Investments, Main Fund VIII - Fund Investments, Main Fund IX - Fund Investments, Main Fund X - Fund Investments, Main Fund XI - Fund Investments, Main Fund IV - Mezzanine Investments, Main Fund V - Mezzanine Investments, all ‘clean technology’ private equity investments, all strategic co-investment mandates that invest in co-investment opportunities arising out of an investor’s own separate private equity relationships and invitations, all strategic capital mandates, any state-focused investment mandates, and all other investors whose investments are not reflected in a Main Fund. (27) As used herein, ‘Main Funds’ are each comprised of (i) an anchor mandate(s) (i.e., generally the largest account(s) within a strategy’s investment program) and (ii) AlpInvest’s other advisory client mandates with investment periods that fall within the relevant investment periods under the mandate of the anchor mandate(s) (but do not overlap with more than one such investment period). AlpInvest’s commingled funds, AlpInvest Secondaries Fund VI (“ASF VI”), ASF VII and AlpInvest Co-Investment Fund VII (“ACF VII”) are part of the Main Funds. Mezzanine Main Funds include mezzanine investments across all strategies (i.e., Primary Funds, Secondaries, and Co-Investments). (28) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Notes on Reconciliation for Distributable Earnings per Share (Page 28) (1) For periods prior to the Conversion on January 1, 2020, the current corporate income taxes payable on Distributable Earnings allocated to Carlyle Holdings I GP Inc. and estimated current Tax Receivable Agreement payment owed have been added to the estimated current corporate, foreign, state, and local taxes and total Distributable Earnings, net attributable to common stockholders has been recast accordingly. (2) Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense and charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. 39